Exhibit 23.1

Consent of Independent Auditors

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Cooper Cameron Corporation of our report dated January 29, 2002, included in the 2001 Annual Report to Stockholders of Cooper Cameron Corporation.

We also consent to the incorporation by reference in the following Registration Statements on Forms S-8 or Form S-3 of Cooper Cameron Corporation of our report dated January 29, 2002, with respect to the consolidated financial statements incorporated herein by reference in the Annual Report (Form 10-K) for the year ended December 31, 2001.

Registration Statement No.	Purpose

No. 333-26923 and No. 33-95004	Form S-8 Registration Statement pertaining to the Amended and Restated Cooper Cameron Corporation Long-Term Incentive Plan.

No. 33-94948	Form S-8 Registration Statement pertaining to the Cooper Cameron Corporation Employee Stock Purchase Plan.

No. 33-95002	Form S-8 Registration Statement pertaining to the Cooper Cameron Corporation Retirement Savings Plan.

No. 333-57991	Form S-8 Registration Statement pertaining to the Individual Account Retirement Plan for Bargaining Unit Employees at the Cooper Cameron Corporation Buffalo, New York Plant.

No. 333-53545	Form S-8 Registration Statement pertaining to the Amended and Restated Cooper Cameron Corporation Long-Term Incentive Plan.

No. 333-51705	Form S-3 Registration Statement pertaining to the Cooper Cameron Corporation shelf registration of debt securities.

No. 333-77641	Form S-8 Registration Statement pertaining to the Cooper Cameron Corporation Savings-Investment Plan for Hourly Employees.

No. 333-79787	Form S-8 Registration Statement pertaining to the Cooper Cameron Corporation Second Amended and Restated 1995 Stock Option Plan for Non-Employee Directors.

Registration Statement No.	Purpose

No. 333-37850	Form S-8 Registration Statement pertaining to the Amended and Restated Cooper Cameron Corporation Long-Term Incentive Plan.

No. 333-46638	Form S-8 Registration Statement pertaining to the Cooper Cameron Corporation Broad Based 2000 Incentive Plan.

No. 333-82082	Form S-8 Registration Statement pertaining to the Cooper Cameron Corporation Broad Based 2000 Incentive Plan.

No. 333-61820	Form S-8 Registration Statement pertaining to the Cooper Cameron Corporation Broad Based 2000 Incentive Plan.

/s/	Ernst & Young LLP

ER	NST & YOUNG LLP

Houston, Texas
March 22, 2002